Exhibit 32.2  Certification of Chief Financial Officer pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

CERTIFICATION OF CHIEF FINANCIAL OFFICER PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF TEHE SARBANES-OXLEY ACT OF 2002

I, Thomas Calabro, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Latin American Telecommunications Venture Company-LATVCO on Form 10-Q for the quarterly period ended February 28, 2009 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Form 10-Q fairly presents in all material respects the financial condition and results of operations of Latin American Telecommunications Venture Company-LATVCO.

By: /s/ Thomas Calabro
Name: Thomas Calabro
Title: Chief Financial Officer

April 20, 2009

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging or otherwise adopting the signature that appears in the typed form with the electronic version of this written statement required by Section 906, has been provided to Latin American Telecommunications Venture Company - LATVCO and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.